Trane Technologies Reports Strong Fourth-Quarter and Full-Year 2022 Results; Robust Backlog Provides Strong Visibility Entering 2023

Highlights (fourth-quarter 2022 versus fourth-quarter 2021, unless otherwise noted):

●	Reported revenues of $4.1 billion, up 14 percent; organic revenues* up 16 percent
●	GAAP continuing EPS of $1.91; adjusted continuing EPS* of $1.82, up 34 percent
●	GAAP operating margin up 210 bps; adjusted operating margin* up 120 bps
●	Reported bookings of $4.0 billion, down 2 percent; organic bookings* flat
●	Strong backlog of $6.9 billion, up 27 percent year-over-year; positioned well for 2023
Highlights (full-year 2022 versus full-year 2021, unless otherwise noted):

●	Reported revenues of $16.0 billion, up 13 percent; organic revenues up 15 percent
●	GAAP continuing EPS of $7.57; adjusted continuing EPS of $7.36, up 21 percent
●	GAAP operating margin up 80 bps; adjusted operating margin up 30 bps
●	Reported bookings of $17.5 billion, up 4 percent; organic bookings up 5 percent
*This news release contains non-GAAP financial measures. Definitions of the non-GAAP financial measures can be found in the footnotes of this news release. See attached tables for additional details and reconciliations.

SWORDS, Ireland, February 2, 2023 - Trane Technologies plc (NYSE:TT), a global climate innovator, today reported diluted earnings per share (EPS) from continuing operations of $1.91 for the fourth quarter of 2022. Adjusted continuing EPS was $1.82, up 34 percent, which excludes $22.5 million of net favorable pre-tax non-GAAP adjustments.

Fourth-Quarter 2022 Results

Financial Comparisons - Fourth-Quarter Continuing Operations

$, millions except EPS	Q4 2022	Q4 2021	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$3,998	$4,060	(2)%	flat
Net Revenues	$4,074	$3,569	14%	16%
GAAP Operating Income	$581	$436	33%
GAAP Operating Margin	14.3%	12.2%	210 bps
Adjusted Operating Income*	$558	$447	25%
Adjusted Operating Margin	13.7%	12.5%	120 bps
Adjusted EBITDA*	$638	$525	22%
Adjusted EBITDA Margin*	15.7%	14.7%	100 bps
GAAP Continuing EPS	$1.91	$1.35	41%
Adjusted Continuing EPS	$1.82	$1.36	34%
Pre-tax Non-GAAP Adjustments, net**	($22.5)	$11.2	($33.7)
**For details see table 2 of the news release.

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"2022 marked another year of top quartile financial performance for Trane Technologies,” said Dave Regnery, chair and CEO. “With focused execution of our purpose-driven strategy, we delivered record bookings, revenue, operating margins and earnings per share, while successfully navigating inflationary, supply chain and macroeconomic challenges. While the macroenvironment remains dynamic, we continue to see high levels of demand for our sustainable products and services, with the tailwinds underpinning our end markets only growing stronger.

Over the last five years, we have delivered compound annual revenue growth of 7 percent, adjusted EBITDA margin expansion of 250 basis points and free cash flow as a percentage of adjusted net earnings* of 105 percent, while deploying $11.5 billion of capital. With our focused strategy, ongoing reinvestment in business innovation and uplifting culture, we are well positioned to continue delivering differentiated shareholder returns over the long term."

Highlights from the Fourth Quarter of 2022 (all comparisons against fourth-quarter 2021 unless otherwise noted):

•Delivered strong fourth-quarter revenue, operating income, EBITDA and EPS growth.
•Enterprise reported bookings were down 2 percent; organic bookings were flat, driven by tough prior- year comps.
•Enterprise reported revenues were up 14 percent, including approximately 1 percentage point of acquisitions offset by approximately 3 percentage points of negative foreign exchange impact. Organic revenues were up 16 percent.
•GAAP operating margin was up 210 basis points, adjusted operating margin was up 120 basis points and adjusted EBITDA margin was up 100 basis points.
•Strong volume growth, positive price realization and productivity more than offset material and other inflation related to supply chain challenges and higher costs to serve customers. The Company also continued high levels of business reinvestment.

Fourth-Quarter Business Review (all comparisons against fourth-quarter 2021 unless otherwise noted)

Americas Segment: innovates for customers in the North America and Latin America regions. The Americas segment encompasses commercial heating, cooling and ventilation systems, building controls, and energy services and solutions; residential heating and cooling; and transport refrigeration systems and solutions.

$, millions	Q4 2022	Q4 2021	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$3,184.5	$3,172.2	flat	flat
Net Revenues	$3,139.9	$2,749.5	14%	14%
GAAP Operating Income	$486.5	$371.1	31%
GAAP Operating Margin	15.5%	13.5%	200 bps
Adjusted Operating Income	$458.9	$374.0	23%
Adjusted Operating Margin	14.6%	13.6%	100 bps
Adjusted EBITDA	$520.8	$437.1	19%
Adjusted EBITDA Margin	16.6%	15.9%	70 bps

•Reported and organic bookings were both flat, driven by tough prior-year comps.
•Reported and organic revenues were both up 14 percent.
•Americas Segment exited the fourth quarter of 2022 with backlog 3 times historical norms.
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•GAAP operating margin was up 200 basis points, adjusted operating margin was up 100 basis points and adjusted EBITDA margin was up 70 basis points.
•Strong volume growth, positive price realization and productivity more than offset material and other inflation related to supply chain challenges and higher costs to serve customers. The Company also continued high levels of business reinvestment.

Europe, Middle East and Africa (EMEA) Segment: innovates for customers in the Europe, Middle East and Africa region. The EMEA segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q4 2022	Q4 2021	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$483.7	$510.3	(5)%	2%
Net Revenues	$558.5	$482.8	16%	23%
GAAP Operating Income	$85.3	$67.2	27%
GAAP Operating Margin	15.3%	13.9%	140 bps
Adjusted Operating Income	$86.3	$67.6	28%
Adjusted Operating Margin	15.5%	14.0%	150 bps
Adjusted EBITDA	$91.9	$75.8	21%
Adjusted EBITDA Margin	16.5%	15.7%	80 bps

•Reported bookings were down 5 percent; organic bookings were up 2 percent. Commercial HVAC organic bookings were up low-teens.
•Reported revenues were up 16 percent, including approximately 5 percentage points of acquisitions offset by approximately 12 percentage points of negative foreign exchange impact. Organic revenues were up 23 percent.
•EMEA Segment exited the fourth quarter of 2022 with backlog approximately 40 percent more than historical norms.
•GAAP operating margin was up 140 basis points, adjusted operating margin was up 150 basis points and adjusted EBITDA margin was up 80 basis points.
•Strong volume growth, positive price realization and productivity more than offset material and other inflation related to supply chain challenges and higher costs to serve customers. The Company also continued high levels of business reinvestment.

Asia Pacific Segment: innovates for customers throughout the Asia Pacific region. The Asia Pacific segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q4 2022	Q4 2021	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$330.2	$377.1	(12)%	(6)%
Net Revenues	$375.5	$337.0	11%	19%
GAAP Operating Income	$75.9	$60.3	26%
GAAP Operating Margin	20.2%	17.9%	230 bps
Adjusted Operating Income	$76.5	$60.5	26%
Adjusted Operating Margin	20.4%	18.0%	240 bps
Adjusted EBITDA	$79.7	$64.7	23%
Adjusted EBITDA Margin	21.2%	19.2%	200 bps

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•Reported bookings were down 12 percent; organic bookings were down 6 percent, driven by tough prior-year comps.
•Reported revenues were up 11 percent, including approximately 3 percentage points of acquisitions offset by approximately 11 percentage points of negative foreign exchange impact. Organic revenues were up 19 percent.
•Asia Pacific Segment exited the fourth quarter of 2022 with backlog approximately 50 percent more than historical norms.
•GAAP operating margin was up 230 basis points, adjusted operating margin was up 240 basis points, and adjusted EBITDA margin was up 200 basis points.
•Strong volume growth, positive price realization and productivity more than offset material and other inflation related to supply chain challenges and higher costs to serve customers. The Company also continued high levels of business reinvestment.

Full-Year 2022 Results (all comparisons against full-year 2021 unless otherwise noted)

Financial Comparisons - Full-year Continuing Operations

$, millions except EPS	2022	2021	Y-O-Y Change	Organic Y-O-Y
Bookings	$17,472	$16,829	4%	5%
Net Revenues	$15,992	$14,136	13%	15%
GAAP Operating Income	$2,419	$2,023	20%
GAAP Operating Margin	15.1%	14.3%	80 bps
Adjusted Operating Income	$2,379	$2,069	15%
Adjusted Operating Margin	14.9%	14.6%	30 bps
Adjusted EBITDA	$2,694	$2,364	14%
Adjusted EBITDA Margin	16.8%	16.7%	10 bps
GAAP Continuing EPS	$7.57	$5.96	27%
Adjusted Continuing EPS	$7.36	$6.09	21%
•Reported bookings were up 4 percent; organic bookings were up 5 percent.
•Reported revenues were up 13 percent, including approximately 1 percentage point of acquisitions offset by approximately 3 percentage points of negative foreign exchange impact. Organic revenues were up 15 percent.
•Exited full-year 2022 with backlog over 2 times historical norms.
•GAAP operating margin was up 80 basis points, adjusted operating margin was up 30 basis points, and adjusted EBITDA margin was up 10 basis points.
•Strong volume growth, positive price realization and productivity more than offset material and other inflation related to supply chain challenges and higher costs to serve customers. The Company also continued high levels of business reinvestment.

Balance Sheet and Cash Flow

$, millions	2022	2021	Y-O-Y Change
Cash From Continuing Operating Activities Y-T-D	$1,699	$1,594	$105
Free Cash Flow Y-T-D*	$1,566	$1,431	$135
Working Capital/Revenue*	3.3%	1.4%	190 bps
Cash Balance 31 December	$1,221	$2,159	($938)
Debt Balance 31 December	$4,836	$4,842	($6)
•For full-year 2022, the Company had cash flow from continuing operating activities of $1.7 billion and generated free cash flow of $1.6 billion.
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•For full-year 2022, the Company deployed $2.1 billion including $620 million for dividends, $1.2 billion for share repurchases and $256 million for M&A, including the acquisition of AL-KO Air Technology during the fourth quarter. The Company has approximately $3.2 billion remaining under current share repurchase authorizations.
•The Company expects to continue to pay a competitive and growing dividend and to deploy 100 percent of excess cash to shareholders over time.

Full-Year 2023 Guidance

•The Company expects full-year 2023 reported revenue growth of approximately 7 percent to 9 percent; organic revenue growth of approximately 6 percent to 8 percent versus full-year 2022.
•The Company expects GAAP continuing EPS for full-year 2023 of $8.10 to $8.40. This includes EPS of $0.10 for non-GAAP adjustments. The Company expects adjusted continuing EPS for full-year 2023 of $8.20 to $8.50.
•Additional information regarding the Company's 2023 guidance is included in the Company's earnings presentation found at www.tranetechnologies.com in the Investor Relations section.

This news release includes “forward-looking statements,” which are statements that are not historical facts, including statements that relate to our future financial performance and targets, including revenue, EPS and operating income; our business operations; demand for our products and services, including bookings and backlog; capital deployment, including the amount and timing of our dividends, our share repurchase program, including the amount of shares to be repurchased and the timing of such repurchases and our capital allocation strategy, including acquisitions, if any; our projected free cash flow and usage of such cash; our available liquidity; performance of the markets in which we operate; restructuring activity and cost savings associated with such activity; and our effective tax rate.

These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, global economic conditions, including recessions and economic downturns, inflation, volatility in interest rates and foreign exchange; changing energy prices; the impact of the global COVID-19 pandemic or future health care emergencies on our business, our suppliers and our customers; the Russia-Ukraine conflict; climate change and our sustainability strategies and goals; commodity shortages; supply chain constraints and price increases; government regulation; restructurings activity and cost savings associated with such activity; secular trends toward decarbonization, energy efficiency and internal air quality, the outcome of any litigation, including the risks and uncertainties associated with the Chapter 11 proceedings for our deconsolidated subsidiaries Aldrich Pump LLC and Murray Boiler LLC; cybersecurity risks; and tax audits and tax law changes and interpretations. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2021, as well as our subsequent reports on Form 10-Q and other SEC filings. We assume no obligation to update these forward-looking statements.

This news release also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information and reconciliation to GAAP are attached to this news release.

All amounts reported within the earnings release above related to net earnings (loss), earnings (loss) from continuing operations, earnings (loss) from discontinued operations, adjusted EBITDA and per share amounts are attributed to Trane Technologies' ordinary shareholders.

Trane Technologies (NYSE:TT) is a global climate innovator. Through our strategic brands Trane® and Thermo King®, and our portfolio of environmentally responsible products and services, we bring efficient and sustainable climate solutions to buildings, homes and transportation. For more information, visit tranetechnologies.com.

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2/2/23
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(See Accompanying Tables)

•Table 1: Condensed Consolidated Income Statement
•Tables 2 - 7: Reconciliation of GAAP to Non-GAAP
•Table 8: Condensed Consolidated Balance Sheets
•Table 9: Condensed Consolidated Statement of Cash Flows
•Table 10: Balance Sheet Metrics and Free Cash Flow

Contacts:
Media:	Investors:
Stephanie Moncada	Zac Nagle
757-806-8280, stephanie.moncada@tranetechnologies.com	704-990-3913, InvestorRelations@tranetechnologies.com

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*Q4 Non-GAAP measures definitions
Adjusted operating income in 2022 is defined as GAAP operating income adjusted for restructuring costs, transformation costs, merger and acquisition related costs, non-cash adjustments for contingent consideration, a settlement charge for a compensation related payment to a retired executive, and an insurance settlement on a property claim in Q3 2022. Adjusted operating income in 2021 is defined as GAAP operating income adjusted for restructuring costs, transformation costs and merger and acquisition related costs. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2, 3 and 4 of the news release.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted earnings from continuing operations attributable to Trane Technologies plc (Adjusted net earnings) in 2022 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of restructuring costs, transformation costs, merger and acquisition related costs, non-cash adjustments for contingent consideration, a settlement charge for a retired executive, a insurance settlement on a property claim in Q3 2022, and a U.S. discrete non-cash tax adjustment. Adjusted net earnings in 2021 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of restructuring costs, transformation costs, merger and acquisition related costs and charges related to certain entities deconsolidated under Chapter 11. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted continuing EPS in 2022 is defined as GAAP continuing EPS adjusted for net of tax impacts of restructuring costs, transformation costs, merger and acquisition related costs, non-cash adjustments for contingent consideration, a settlement charge for a retired executive, an insurance settlement on a property claim in Q3 2022, and a U.S. discrete non-cash tax adjustment. Adjusted continuing EPS in 2021 is defined as GAAP continuing EPS adjusted for net of tax impacts of restructuring costs, transformation costs, merger and acquisition related costs and charges related to certain entities deconsolidated under Chapter 11. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted EBITDA in 2022 is defined as adjusted operating income adjusted for depreciation and amortization expense, other income / (expense), net, and a settlement charge for a retired executive. Adjusted EBITDA in 2021 is defined as adjusted operating income adjusted for depreciation and amortization expense, other income / (expense), net, and charges related to certain entities deconsolidated under Chapter 11. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 4 and 5 of the news release.

Adjusted EBITDA margin is defined as the ratio of adjusted EBITDA divided by net revenues.

Adjusted effective tax rate for 2022 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments for restructuring costs, transformation costs, merger and acquisition related costs, non-cash adjustments for contingent consideration, settlement charge for a retired executive, an insurance settlement in Q3 2022 on a property claim, and a U.S. discrete non-cash tax adjustment divided by adjusted net earnings. Adjusted effective tax rate for 2021 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments for restructuring costs, transformation costs, merger and acquisition related costs and charges related to certain entities deconsolidated under Chapter 11 divided by adjusted net earnings. This measure allows for a direct comparison of the effective tax rate between periods.

Free cash flow in 2022 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, transformation costs, the continuing operations component of the qualified settlement fund (QSF) funding, a payout for a retired executive, and an insurance settlement in Q3 2022 on a property claim. Free cash flow in 2021 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs and transformation costs. Please refer to the free cash flow reconciliation on table 10 of the news release.

Operating leverage is defined as the ratio of the change in adjusted operating income for the current period (e.g. Q4 2022) less the prior period (e.g. Q4 2021), divided by the change in net revenues for the current period less the prior period.

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Organic revenue is defined as GAAP net revenues adjusted for the impact of currency and acquisitions. Organic bookings is defined as reported orders in the current period adjusted for the impact of currency and acquisitions.

Working capital measures a firm’s operating liquidity position and its overall effectiveness in managing the enterprise's current accounts.

•Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short-term debt, dividend payables and income tax payables.
•Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of December 31) by the annualized revenue for the period (e.g. reported revenues for the three months ended December 31 multiplied by 4 to annualize for a full year).

We discuss non-GAAP measures for prior periods, which can be found in our year-end earnings releases that have been furnished on Form 8-Ks previously filed with the SEC.

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). The following schedules provide non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

Non-GAAP financial measures assist investors with analyzing our business results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. Presentation of these non-GAAP financial measures helps investors and management to assess the operating performance of the Company.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

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Table 1

TRANE TECHNOLOGIES PLC
Condensed Consolidated Income Statement
(In millions, except per share amounts)

UNAUDITED

	For the quarter		For the year
	ended December 31,		ended December 31,
	2022	2021	2022	2021
Net revenues	$4,073.9	$3,569.3	$15,991.7	$14,136.4
Cost of goods sold	(2,854.4)	(2,527.8)	(11,026.9)	(9,666.8)
Selling and administrative expenses	(638.9)	(605.8)	(2,545.9)	(2,446.3)
Operating income	580.6	435.7	2,418.9	2,023.3
Interest expense	(55.9)	(56.0)	(223.5)	(233.7)
Other income/(expense), net	(2.3)	14.9	(23.3)	1.1
Earnings before income taxes	522.4	394.6	2,172.1	1,790.7
Provision for income taxes	(73.4)	(65.5)	(375.9)	(333.5)
Earnings from continuing operations	449.0	329.1	1,796.2	1,457.2
Discontinued operations, net of tax	(5.0)	(8.0)	(21.5)	(20.6)
Net earnings	444.0	321.1	1,774.7	1,436.6
Less: Net earnings from continuing operations attributable to noncontrolling interests	(4.9)	(3.3)	(18.2)	(13.2)
Net earnings attributable to Trane Technologies plc	$439.1	$317.8	$1,756.5	$1,423.4

Amounts attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$444.1	$325.8	$1,778.0	$1,444.0
Discontinued operations	(5.0)	(8.0)	(21.5)	(20.6)
Net earnings	$439.1	$317.8	$1,756.5	$1,423.4

Diluted earnings (loss) per share attributable to Trane Technologies plc ordinary shareholder:
Continuing operations	$1.91	$1.35	$7.57	$5.96
Discontinued operations	(0.02)	(0.03)	(0.09)	(0.09)
Net earnings	$1.89	$1.32	$7.48	$5.87

Weighted-average number of common shares outstanding:
Diluted	232.4	240.7	234.9	242.3

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 2
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended December 31, 2022				For the year ended December 31, 2022
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$4,073.9	$—		$4,073.9	$15,991.7	$—		$15,991.7

	Operating income	580.6	(22.5)	(b,c,d,e,f)	558.1	2,418.9	(39.8)	(a,b,c,d,e,f,g)	2,379.1
	Operating margin	14.3%			13.7%	15.1%			14.9%

	Earnings from continuing operations before income taxes	522.4	(22.5)	(b,c,d,e,f)	499.9	2,172.1	(24.8)	(a,b,c,d,e,f,g)	2,147.3
	Benefit (provision) for income taxes	(73.4)	1.2	(h,i)	(72.2)	(375.9)	(24.7)	(h,i)	(400.6)
	Tax rate	14.1%			14.4%	17.3%			18.7%
	Earnings from continuing operations attributable to Trane Technologies plc	$444.1	$(21.3)	(j)	$422.8	$1,778.0	$(49.5)	(j)	$1,728.5

	Diluted earnings per common share
	Continuing operations	$1.91	$(0.09)		$1.82	$7.57	$(0.21)		$7.36

	Weighted-average number of common shares outstanding:
	Diluted	232.4	—		232.4	234.9	—		234.9

	Detail of Adjustments:
(a)	Insurance settlement on property claim in Q3 2022 (COGS)		$—				$(25.0)
(b)	Non-cash adjustments for contingent consideration (SG&A)		(31.5)				(46.9)
(c)	Restructuring costs (COGS & SG&A)		4.8				20.7
(d)	Transformation costs (SG&A)		1.2				5.8
(e)	M&A transaction costs (SG&A)		1.8				3.6
(f)	Acquisition inventory step-up and backlog amortization (COGS & SG&A)		1.2				1.2
(g)	Settlement charge for retired executive (SG&A & OIOE)		—				15.8
(h)	U.S. discrete non-cash tax benefit		(4.4)				(33.3)
(i)	Tax impact of adjustments (a,b,c,d,e,f,g)		5.6				8.6
(j)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$(21.3)				$(49.5)

	Pre-tax impact of adjustments on cost of goods sold		$5.7				$(11.8)
	Pre-tax impact of adjustments on selling & administrative expenses		(28.2)				(28.0)
	Pre-tax impact of adjustments on operating income		(22.5)				(39.8)
	Pre-tax impact of adjustments on other, net		—				15.0
	Pre-tax impact of adjustments on earnings from continuing operations		$(22.5)				$(24.8)

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 3
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended December 31, 2021				For the year ended December 31, 2021
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$3,569.3	$—		$3,569.3	$14,136.4	$—		$14,136.4

	Operating income	435.7	11.2	(a,b)	446.9	2,023.3	45.5	(a,b,c)	2,068.8
	Operating margin	12.2%			12.5%	14.3%			14.6%

	Earnings from continuing operations before income taxes	394.6	(1.6)	(a,b,e)	393.0	1,790.7	39.9	(a,b,c,d,e)	1,830.6
	Benefit (provision) for income taxes	(65.5)	2.0	(f)	(63.5)	(333.5)	(9.1)	(f)	(342.6)
	Tax rate	16.6%			16.2%	18.6%			18.7%
	Earnings from continuing operations attributable to Trane Technologies plc	$325.8	$0.4	(g)	$326.2	$1,444.0	$30.8	(g)	$1,474.8

	Diluted earnings per common share
	Continuing operations	$1.35	$0.01		$1.36	$5.96	$0.13		$6.09

	Weighted-average number of common shares outstanding:
	Diluted	240.7	—		240.7	242.3	—		242.3

	Detail of Adjustments:
(a)	Restructuring costs (COGS & SG&A)		$7.3				$27.0
(b)	Transformation costs (SG&A)		3.9				16.7
(c)	M&A transaction costs (SG&A)		—				1.8
(d)	Charges related to certain entities deconsolidated under Chapter 11		—				7.2
(e)	Gain on release of a pension indemnification liability		(12.8)				(12.8)
(f)	Tax impact of adjustments (a,b,c,d,e)		2.0				(9.1)
(g)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$0.4				$30.8

	Pre-tax impact of adjustments on cost of goods sold		$3.9				$7.5
	Pre-tax impact of adjustments on selling & administrative expenses		7.3				38.0
	Pre-tax impact of adjustments on operating income		$11.2				$45.5

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 4
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the quarter ended December 31, 2022		For the quarter ended December 31, 2021
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$3,139.9		$2,749.5

	Segment operating income	$486.5	15.5%	$371.1	13.5%
	Restructuring/Other(a)	(27.6)	(0.9)%	2.9	0.1%
	Adjusted operating income *	458.9	14.6%	374.0	13.6%
	Depreciation and amortization	65.1	2.1%	59.0	2.1%
	Other income/(expense), net	(3.2)	(0.1)%	4.1	0.2%
	Adjusted EBITDA *	$520.8	16.6%	$437.1	15.9%

Europe, Middle East & Africa	Net revenues	$558.5		$482.8

	Segment operating income	$85.3	15.3%	$67.2	13.9%
	Restructuring/Other(b)	1.0	0.2%	0.4	0.1%
	Adjusted operating income *	86.3	15.5%	67.6	14.0%
	Depreciation and amortization	8.1	1.4%	8.0	1.7%
	Other income/(expense), net	(2.5)	(0.4)%	0.2	—%
	Adjusted EBITDA *	$91.9	16.5%	$75.8	15.7%

Asia Pacific	Net revenues	$375.5		$337.0

	Segment operating income	$75.9	20.2%	$60.3	17.9%
	Restructuring/Other(c)	0.6	0.2%	0.2	0.1%
	Adjusted operating income *	76.5	20.4%	60.5	18.0%
	Depreciation and amortization(d)	4.5	1.2%	4.1	1.2%
	Other income/(expense), net	(1.3)	(0.4)%	0.1	—%
	Adjusted EBITDA *	$79.7	21.2%	$64.7	19.2%

Corporate	Unallocated corporate expense	$(67.1)		$(62.9)
	Restructuring/Other (e)	3.5		7.7
	Adjusted corporate expense *	(63.6)		(55.2)
	Depreciation and amortization	4.3		5.3
	Other income/(expense), net (f)	4.7		(2.3)
	Adjusted EBITDA *	$(54.6)		$(52.2)

Total Company	Net revenues	$4,073.9		$3,569.3

	Operating income	$580.6	14.3%	$435.7	12.2%
	Restructuring/Other (a,b,c,e)	(22.5)	(0.6)%	11.2	0.3%
	Adjusted operating income	558.1	13.7%	446.9	12.5%
	Depreciation and amortization(d)	82.0	2.0%	76.4	2.1%
	Other income/(expense), net (f)	(2.3)	—%	2.1	0.1%
	Adjusted EBITDA *	$637.8	15.7%	$525.4	14.7%
*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
(a) Other within Americas includes a non-cash adjustment for contingent consideration of $31.5M in 2022.
(b) Other within EMEA includes $0.6M of acquisition inventory step-up in 2022.
(c) Other within Asia Pacific includes $0.6M of acquisition inventory step-up and backlog amortization in 2022.
(d) Depreciation and amortization within Asia Pacific excludes $0.4M of acquisition backlog amortization which has been accounted for in the Restructuring/Other line
(e) Other within Corporate includes transformation and M&A transaction costs of $1.2M and $1.8M, respectively, in 2022 and transformation costs of $3.9M in 2021.
(f) Other income / (expense), net within Corporate includes a $12.8M gain on release of a pension indemnification liability in 2021.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 5
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the year ended December 31, 2022		For the year ended December 31, 2021
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$12,640.8		$10,957.1

	Segment operating income	$2,133.4	16.9%	$1,761.0	16.1%
	Restructuring/Other(a)	(64.5)	(0.5)%	6.8	0.0%
	Adjusted operating income *	2,068.9	16.4%	1,767.8	16.1%
	Depreciation and amortization	256.9	2.0%	227.6	2.1%
	Other income/(expense), net	0.5	—%	13.4	0.1%
	Adjusted EBITDA *	$2,326.3	18.4%	$2,008.8	18.3%

Europe, Middle East & Africa	Net revenues	$2,034.5		$1,944.9

	Segment operating income	$300.0	14.7%	$324.2	16.7%
	Restructuring/Other(b)	10.3	0.6%	2.6	0.1%
	Adjusted operating income *	310.3	15.3%	326.8	16.8%
	Depreciation and amortization	28.8	1.4%	33.3	1.7%
	Other income/(expense), net	(1.0)	(0.1)%	(0.9)	—%
	Adjusted EBITDA *	$338.1	16.6%	$359.2	18.5%

Asia Pacific	Net revenues	$1,316.4		$1,234.4

	Segment operating income	$230.6	17.5%	$209.6	17.0%
	Restructuring/Other(c)	1.1	0.1%	1.4	0.1%
	Adjusted operating income *	231.7	17.6%	211.0	17.1%
	Depreciation and amortization(d)	17.2	1.3%	16.5	1.3%
	Other income/(expense), net	(0.6)	—%	1.0	0.1%
	Adjusted EBITDA *	$248.3	18.9%	$228.5	18.5%

Corporate	Unallocated corporate expense	$(245.1)		$(271.5)
	Restructuring/Other (e)	13.3		34.7
	Adjusted corporate expense *	(231.8)		(236.8)
	Depreciation and amortization	20.3		22.0
	Other income/(expense), net (f)	(7.2)		(18.0)
	Adjusted EBITDA *	$(218.7)		$(232.8)

Total Company	Net revenues	$15,991.7		$14,136.4

	Operating income	$2,418.9	15.1%	$2,023.3	14.3%
	Restructuring/Other (a,b,c,e)	(39.8)	(0.2)%	45.5	0.3%
	Adjusted operating income	2,379.1	14.9%	2,068.8	14.6%
	Depreciation and amortization(d)	323.2	2.0%	299.4	2.1%
	Other income/(expense), net (f)	(8.3)	(0.1)%	(4.5)	—%
	Adjusted EBITDA *	$2,694.0	16.8%	$2,363.7	16.7%
*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
(a) Other within Americas includes a $46.9M non cash adjustment for contingent consideration and a $25.0M insurance settlement on property claim in Q3 2022 in 2022.
(b) Other within EMEA includes $0.6M of acquisition inventory step-up in 2022.
(c) Other within Asia Pacific includes $0.6M of acquisition inventory step-up and backlog amortization in 2022.
(d) Depreciation and amortization within Asia Pacific excludes $0.4M of acquisition backlog amortization which has been accounted for in the Restructuring/Other line
(e) Other within Corporate includes transformation costs, M&A transaction costs and a settlement charge for a retired executive of $5.8M, $3.6M and $0.8M, respectively, in 2022 and transformation costs and M&A transaction costs of $16.7M and $1.8M, respectively, in 2021.
(f) Other income/(expense) net within Corporate includes a $15.0M settlement charge for a retired executive in 2022 and $7.2M in charges related to the deconsolidation of certain entities under Chapter 11 and $12.8M gain on release of pension indemnification liability in 2021.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 6
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the quarter
	ended December 31,
	2022	2021
Total Company
Adjusted EBITDA *	$637.8	$525.4
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization(1)	(82.0)	(76.4)
Interest expense	(55.9)	(56.0)
Provision for income taxes	(73.4)	(65.5)
Restructuring	(4.8)	(7.3)
Transformation Costs	(1.2)	(3.9)
M&A transaction costs	(1.8)	—
Non-cash adjustments for contingent consideration	31.5	—
Acquisition inventory step-up and backlog amortization	(1.2)	—
Gain on release of a pension indemnification liability	—	12.8
Discontinued operations, net of tax	(5.0)	(8.0)
Net earnings from continuing operations attributable to noncontrolling interests	(4.9)	(3.3)
Net earnings attributable to Trane Technologies plc	$439.1	$317.8

*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
(1) Depreciation and amortization excludes acquisition backlog amortization of $0.4 million which has been included in the acquisition inventory step-up and backlog amortization line.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 7
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the year
	ended December 31,
	2022	2021
Total Company
Adjusted EBITDA *	$2,694.0	$2,363.7
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization(1)	(323.2)	(299.4)
Interest expense	(223.5)	(233.7)
Provision for income taxes	(375.9)	(333.5)
Restructuring	(20.7)	(27.0)
Transformation Costs	(5.8)	(16.7)
M&A transaction costs	(3.6)	(1.8)
Non-cash adjustments for contingent consideration	46.9	—
Acquisition inventory step-up and backlog amortization	(1.2)	—
Insurance settlement on property claim	25.0	—
Settlement charge for retired executive	(15.8)	—
Charges related to certain entities deconsolidated under Chapter 11	—	(7.2)
Gain on release of a pension indemnification liability	—	12.8
Discontinued operations, net of tax	(21.5)	(20.6)
Net earnings from continuing operations attributable to noncontrolling interests	(18.2)	(13.2)
Net earnings attributable to Trane Technologies plc	$1,756.5	$1,423.4

*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
(1) Depreciation and amortization excludes acquisition backlog amortization of $0.4 million which has been included in the acquisition inventory step-up and backlog amortization line

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Table 8
TRANE TECHNOLOGIES PLC
Condensed Consolidated Balance Sheets
(In millions)

UNAUDITED

	December 31,	December 31,
	2022	2021
ASSETS
Cash and cash equivalents	$1,220.5	$2,159.2
Accounts and notes receivable, net	2,780.1	2,429.4
Inventories	1,993.8	1,530.8
Other current assets	384.8	351.5
Total current assets	6,379.2	6,470.9
Property, plant and equipment, net	1,536.1	1,398.8
Goodwill	5,503.7	5,504.8
Intangible assets, net	3,264.0	3,305.6
Other noncurrent assets	1,398.6	1,379.7
Total assets	$18,081.6	$18,059.8

LIABILITIES AND EQUITY
Accounts payable	$2,091.6	$1,787.3
Accrued expenses and other current liabilities	2,547.2	2,614.7
Short-term borrowings and current maturities of long-term debt	1,048.0	350.4
Total current liabilities	5,686.8	4,752.4
Long-term debt	3,788.3	4,491.7
Other noncurrent liabilities	2,501.3	2,542.6
Shareholders' Equity	6,105.2	6,273.1
Total liabilities and equity	$18,081.6	$18,059.8

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 9
TRANE TECHNOLOGIES PLC
Condensed Consolidated Statement of Cash Flows
(In millions)

UNAUDITED

	For the year
	ended December 31,
	2022	2021
Operating Activities
Earnings from continuing operations	$1,796.2	$1,457.2
Depreciation and amortization	323.6	299.4
Changes in assets and liabilities and other non-cash items	(421.1)	(162.2)
Net cash provided by (used in) continuing operating activities	1,698.7	1,594.4
Net cash provided by (used in) discontinued operating activities	(194.7)	(6.1)
Net cash provided by (used in) operating activities	1,504.0	1,588.3

Investing Activities
Capital expenditures, net	(291.8)	(223.0)
Acquisition of businesses, net of cash acquired	(234.7)	(269.2)
Other investing activities, net	(13.3)	(53.5)
Net cash provided by (used in) continuing investing activities	(539.8)	(545.7)
Net cash provided by (used in) discontinued investing activities	(0.6)	—
Net cash provided by (used in) investing activities	(540.4)	(545.7)

Financing Activities
Payments of long-term debt	(9.6)	(432.5)
Dividends paid to ordinary shareholders	(620.2)	(561.1)
Repurchase of ordinary shares	(1,200.2)	(1,100.3)
Settlement related to special cash payment	(6.2)	(49.5)
Other financing activities, net	(16.0)	15.8
Net cash provided by (used in) financing activities	(1,852.2)	(2,127.6)

Effect of exchange rate changes on cash and cash equivalents	(50.1)	(45.7)
Net increase (decrease) in cash and cash equivalents	(938.7)	(1,130.7)
Cash and cash equivalents - beginning of period	2,159.2	3,289.9
Cash and cash equivalents - end of period	$1,220.5	$2,159.2

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Table 10
TRANE TECHNOLOGIES PLC
Balance Sheet Metrics and Free Cash Flow
($ in millions)
UNAUDITED

	December 31,	December 31,
	2022	2021
Net Receivables	$2,780.1	$2,429.4
Days Sales Outstanding	62.3	62.1

Net Inventory	$1,993.8	$1,530.8
Inventory Turns	5.7	6.6

Accounts Payable	$2,091.6	$1,787.3
Days Payable Outstanding	66.9	64.5
--------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Year ended	Year ended
	December 31, 2022	December 31, 2021

Cash flow provided by continuing operating activities	$1,698.7	$1,594.4
Capital expenditures	(291.8)	(223.0)
Cash payments for restructuring	17.9	38.1
Transformation costs paid	9.6	21.4
QSF funding (continuing operations component)	91.8	—
Compensation related payment to a retired executive	64.3	—
Insurance settlement on property claim in Q3 2022	(25.0)	—
Free cash flow*	$1,565.5	$1,430.9

Adjusted earnings from continuing operations attributable to Trane Technologies plc	$1,728.5	$1,474.8
Free cash flow as a percent of adjusted net earnings	91%	97%
*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION